UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 27, 1998

                               OCWEN MORTGAGE LOAN
                 Asset Backed Certificates, Series 1998-2 Trust


New York (governing law of          333-39649-08    52-2112096  52-2112099
Pooling and Servicing Agreement)    (Commission     52-2112098  52-2112101
(State or other                     File Number)    52-6934307
jurisdiction                                        IRS EIN


        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, MD                                       (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 27, 1998 a distribution was made to holders of OCWEN MORTGAGE LOAN, Asset Backed Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the July 27, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                OCWEN MORTGAGE LOAN
                  Asset Backed Certificates, Series 1998-2 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 8/5/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the July 27, 1998 distribution.